SCUDDER
INVESTMENTS(SM)
[LOGO]


EQUITY/GLOBAL
Scudder International Growth Fund
Fund #304







Semiannual Report
February 29, 2000



A fund seeking capital appreciation through investment primarily in the equity securities of foreign companies with high growth potential.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      27   Officers and Directors

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder International Growth Fund

--------------------------------------------------------------------------------
                                                                fund number 304
--------------------------------------------------------------------------------

Date of Inception:   o    Holdings in international media, technology, and
9/1/98                    telecommunications companies helped the fund to post a
                          45.19% total return over the six months ended February
                          29, 2000.

Total Net Assets as  o    The fund has continued to use fundamental analysis to
of 2/29/00:               uncover companies with favorable growth prospects in
$9 million                developed and developing countries around the world.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

     We are pleased to report to you on Scudder International Growth Fund's most recent semiannual period. The fund's objective is to provide long-term capital appreciation by investing in companies outside of the United States that we think have high growth potential. Managed by a team of experienced professionals, the fund has enabled investors to participate in the growth of several industries throughout Europe, Asia, and Latin America -- particularly European technology and telecommunications companies. The ability of Scudder International Growth Fund's management to take advantage of developing opportunities in telecommunications media, in addition to the growth of other technology-based industries, has enabled the fund to post a 45.19% return over the six months ended February 29, 2000. For more information on the fund's investment strategy and the trends driving overseas markets, please turn to the Portfolio Management Discussion that begins on page 10.

The Board of Scudder International Growth Fund has voted to liquidate the fund as of the close of business on or about May 5, 2000. The Board considered many factors in making this decision, among them the fund's high current expenses and the likelihood that the fund would not realize a competitive expense level in the near future. We value our relationship with you and would like to remind you that you may exchange shares of the fund that you own into other funds managed by Scudder, including Scudder International Fund^1, a fund with similar investment objectives, as an alternative investment. Please call a Scudder representative if you would like to discuss other appropriate fund options.

Thank you for investing in Scudder International Growth Fund. Please do not hesitate to contact Investor Relations at 1-800-SCUDDER with any questions regarding your account. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
President,
Scudder International Growth Fund


^1 Only the International Shares of the fund are part of The Scudder Family of Funds.

Performance Update
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                    MSCI All Country
           Scudder International     World excluding
               Growth Fund             U.S. Index*

  9/1/98**       10000                  10000
  11/98          10989                  11639
   2/99          11256                  11767
   5/99          11888                  12389
   8/99          12899                  13340
  11/99          15141                  14469
   2/00          18729                  15456


--------------------------------------------------------------------------------
Fund Index Comparison
----------------------------------------------------------------------------
                                                         Total Return
                               Growth of                              Average
Period ended 2/29/2000          $10,000         Cumulative             Annual
--------------------------------------------------------------------------------
Scudder International Growth Fund
--------------------------------------------------------------------------------
1 year                         $  16,638           66.38%               66.38%
--------------------------------------------------------------------------------
Life of the Fund**             $  18,620           86.20%               51.52%
--------------------------------------------------------------------------------
MSCI All Country World excluding U.S. Index*
--------------------------------------------------------------------------------
1 year                         $  13,135           31.35%               31.35%
--------------------------------------------------------------------------------
Life of the Fund**             $  15,456           54.56%               35.99%
--------------------------------------------------------------------------------


* MSCI All Country World excluding U.S. Index is a regional or composite index consisting of developed and emerging market countries.

**       The Fund commenced operations on September 1, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER INTERNATIONAL GROWTH FUND TOTAL RETURN (%) AND MSCI ALL COUNTRY WORLD EXCLUDING U.S. INDEX* TOTAL RETURN (%)



                               Periods ended February

                                  1999**  2000
---------------------------------------------------------------------
Fund Total
Return (%)                        11.91   66.38
---------------------------------------------------------------------
Index Total
Return (%)                        15.26   31.35
---------------------------------------------------------------------
Net Asset
Value ($)                         13.36   21.59
---------------------------------------------------------------------
Income
Dividends
($)                                 .07     .05
---------------------------------------------------------------------
Capital
Gains
Distributions
($)                                  --     .53
---------------------------------------------------------------------



* MSCI All Country World excluding U.S. Index is a regional or composite index consisting of developed and emerging market countries.

**       The Fund commenced operations on September 1, 1998.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                         The macroeconomic
Europe                      68%                           backdrop is very
Japan                       16%                   positive in Europe, with
Pacific Basin               11%                          economic activity
Latin America                5%                      accelerating strongly
------------------------------------                throughout the region.
                           100%
------------------------------------





--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                            Strong economic
Communication               23%                         growth coupled with
Technology                  17%                        sector consolidation
Financial                   12%                         benefited companies
Media                       12%                             in the European
Manufacturing               10%                          telecommunications
Service Industries          10%                           and media arenas.
Consumer Staples             4%
Consumer Discretionary       3%
Energy                       2%
Other                        7%
------------------------------------
                           100%
------------------------------------

Ten Largest Equity Holdings

(22% of Portfolio)                                       Using the fundamental
                                                         research of Scudder's
  1. Telefonos de Mexico S.A. de C.V.                  international analysts,
     Telecommunications services                       we invest in reasonably
                                                         valued companies that
  2. Kyocera Corp.                                       possess catalysts for
     Manufacturer of ceramic packaging                          strong growth.

  3. Sony Corp.
     Manufacturer of consumer electronic products

  4. SK Telecom Co., Ltd.
     Provider of mobile telecommunication services

  5. LM Ericsson Telephone Co.
     Manufacturer of telecommunications equipment

  6. Altran Technologies S.A.
     Provider of engineering and consulting services

  7. Koninklijke (Royal) Philips Electronics NV
     Manufacturer of consumer electronics

  8. Marschollek, Lautenschlaeger und Partner AG
     Independent life insurance company

  9. Grupo Televisa S.A. de C.V.
     Media company

 10. Perlos Oyj
     Manufacturer of injection moulds, electromechanical connectors and assembly equipment



For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               February 29, 2000

Dear Shareholders,

Scudder International Growth Fund seeks long-term capital appreciation primarily by investing in non-U.S. companies with high growth potential. Our goal is to tap into companies that are capitalizing on economic and structural changes taking place in developed and developing regions around the world. This is a "best ideas" portfolio managed by three regional specialists covering Europe, the Pacific Rim, and Latin America. As of February 29, 2000, the fund's regional portfolio weightings were: Europe (including the Middle East) 68%, Pacific Basin (including Japan) 27%, and Latin America 5%.

Fund Performance

The fund posted a 45.19% return for the six-month period ended February 29, 2000, compared with the 15.86% return of the unmanaged MSCI All Country World Index over the same period. Stock selection was the primary driver of performance, with holdings in technology, media, and telecommunications stocks generating excellent results for the fund.

In Europe, the macroeconomic backdrop is very positive with economic activity accelerating strongly throughout the region. Business and consumer confidence are at high levels and unemployment, a long-standing problem in Europe, is declining. We expect European growth to exceed 3% in 2000, up from 2.2% in 1999. Inflation should remain benign, given deregulation, restructuring, and available capacity. Monetary policy is likely to tighten, but we do not expect the rise in rates to be a major deterrent to growth.

In Asia, improving macroeconomic fundamentals provide a stronger base for growth and overall demand across the region. In addition, a combination of a strengthening economy, domestic structural reform, and improving consumer confidence in Japan should lead to upside surprises in macroeconomic and corporate earnings growth in the coming year. We expect this to result in a greater flow of capital into the region, thereby helping companies to establish a stronger foundation for the future. Our Latin American positions have been geared largely towards Mexico, where the economy is strong and the country is benefiting from growing ties to the U.S., with Mexican companies retooling to compete within a NAFTA context.

Deregulation, new technologies, and sector consolidation benefited companies in the European telecommunications arena. We have been successfully positioned in incumbent operator, Telefonica de Espana; equipment vendors, Nokia and Ericsson; and select mobile operators such as Sonera in Finland. European incumbents have access to mobile communications, data transmission, and the Internet, key drivers of industry growth. Equipment vendors are strategically positioned to capture ongoing revenues from new and evolving technologies. Mobile operator Sonera, with a focus on value-added services, is a play on the convergence of telephony and the Internet.

European service providers in media and finance also had excellent returns. Top contributors included BIPOP, a rapidly growing Italian bank with an increasing market share in mutual funds; Seat, with a dominant share of Yellow and White Page directory services in Italy; and TF1, a French television broadcaster. We also have sought to diversify the portfolio with holdings that are not directly correlated to European growth. For example, positions in Turkey have worked very well for the portfolio, with holdings Akbank and Yapi Kredi Bank among the best performing stocks.

We also have been exposed to telecommunications stocks in Asia, notably in Japan and Korea. Over the period, we benefited from large gains in NTT and DDI in Japan, and SK Telecom and Korea Telecom in Korea. We remain positive on this sector because telecom companies are benefiting from the adoption of new wireless data technologies and investment in this sector allows us to capitalize on rising consumption in the region. Exposure to telecoms in Latin America also made a positive contribution to performance with Telmex, Latin America's largest integrated telecommunications company, among the top performing stocks in the portfolio.

The fund has benefited from positions in technology stocks, particularly in Asia. Our outlook is positive on the global demand for personal computers, semiconductor-related products, and telecommunications equipment. Many companies in Northern Asia appear to be well positioned to cater to that demand, specifically South Korea's Samsung Electronics, the world's largest DRAM manufacturer, and Taiwan Semiconductor, the largest chipmaker. We also continue to favor contract manufacturers such as Hon Hai Precision in Taiwan.

Looking ahead, we remain very optimistic on all three regions. Europe continues to restructure on the corporate front, and merger and acquisition activity is at record levels driven by the pressures of globalization and a single currency. Governments, for their part, are reducing taxes, deregulating and keeping budget deficits under control. A heightened interest on the part of domestic investors in equities is providing further support.

A number of factors point to significant potential for the Asian markets in the years ahead: more enlightened management practices, higher quality earnings, and improving macroeconomic fundamentals providing a stronger base for growth and demand. We remain optimistic on the prospects for recovery in Latin America and will maintain a focus on Mexico, home to the large, liquid, blue chip companies that continue to attract investor attention.

Sincerely,

Your Portfolio Management Team


/s/Joan R. Gregory                    /s/Theresa Gusman
Joan R. Gregory                       Theresa Gusman


/s/Tara C. Kenney
Tara C. Kenney

Glossary of Investment Terms
--------------------------------------------------------------------------------

  Bottom-Up Investing  An investment style that focuses on the use of research
                Style to assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

      Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

 Fundamental Research  Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. It is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

          Growth Fund  A fund that invests primarily in companies that have displayed above average earnings growth and are expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

         Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------------------------------

 Bermuda 0.8%
 FLAG Telecom Holdings Ltd.* (Telecommunication
    services) ..............................................    2,621    73,485
                                                                      ---------
 Finland 7.0%
 Comptel Oyj* (Developer of communications software) .......       89    10,846
 JOT Automation Group Oyj (Manufacturer of high
    technology production automation systems
    and equipment) .........................................   14,400   162,132
 Nokia Oyj (Manufacturer of telecommunications
    networks and equipment) ................................      632   126,435
 Perlos Oyj* (Manufacturer of injection moulds,
    electromechanical connectors and assembly equipment) ...    3,895   172,782
 Sonera Oyj (Provider of telecommunication services) .......    1,278    98,933
 Tietoenator Oyj (Manufacturer of computer software) .......      900    62,191
                                                                      ---------
                                                                        633,319
                                                                      ---------
 France 10.7%
 Altran Technologies SA (Provider of engineering and
    consulting services) ...................................      620   176,164
 Banque Nationale de Paris (Bank) ..........................      425    33,681
 Bouygues SA (Conglomerate: public works, real
    estate and industrial development, engineering
    services, television and motion) .......................      106    88,614
 Cap Gemini SA (Provider of computer consulting services) ..      295    81,539
 Galeries Lafayette (Department store chain) ...............      700   121,773
 Publicis SA (International advertising company) ...........      223   114,009
 Societe Television Francaise 1 (Television broadcasting) ..      203   132,428
 Suez Lyonnaise des Eaux SA (Water and electric utility) ...      190    31,400
 Total FINA SA "B" (Explorer, developer and producer
    of oil and gas) ........................................      494    65,646
 Vivendi* (Provider of industrial services) ................    1,170   137,951
                                                                      ---------
                                                                        983,205
                                                                      ---------
 Germany 6.0%
 Allianz AG (Multi-line insurance company) .................      242    84,712
 BASF AG (International chemical producer) .................      550    25,169
 Deutsche Bank AG (Registered) (Provider of financial
    services) ..............................................    1,040    87,846
 Dresdner Bank AG (Provider of banking services) ...........    1,250    60,161
 Marschollek, Lautenschlaeger und Partner AG
    (Independent life insurance company) ...................      340   174,154


    The accompanying notes are an integral part of the financial statements.

                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 SAP AG (Manufacturer of computer software) ................     140   117,375
                                                                     ---------
                                                                       549,417
                                                                     ---------
 Greece 0.9%
 Alpha Credit Bank A.E. (Commercial bank) ..................     675    48,687
 National Bank of Greece SA (Bank) .........................     550    37,490
                                                                     ---------
                                                                        86,177
                                                                     ---------
 Hong Kong 1.2%
 Esprit Holdings Ltd. (Designer and manufacturer of high
    quality fashion products) ..............................     840       804
 Hutchison Whampoa, Ltd. (Diversified investment
    holding company) .......................................   7,000   109,729
 New World Development Co., Ltd. (Property investment
    and development company) ...............................     256       368
                                                                     ---------
                                                                       110,901
                                                                     ---------
 Ireland 2.2%
 Anglo Irish Bank Corp. PLC* (Provider of financial
    services for business and private sectors) .............  35,484    73,560
 ESAT Telecom Group PLC* (ADR) (Provider of
    telecommunication services) ............................     500    49,688
 Ryanair Holdings PLC* (Airplane company) ..................  12,800    84,715
                                                                     ---------
                                                                       207,963
                                                                     ---------
 Italy 9.8%
 ACEA SpA* (Electric and water utility) ....................   6,400   146,715
 Bipop (Cooperative bank) ..................................   1,115   126,132
 Bulgari SpA (Manufacturer and retailer of fine jewelry,
    luxury watches and perfumes) ...........................   9,900    90,895
 Class Editori SpA (Publishing house) ......................   6,000   112,495
 Gruppo Editoriale L'Espresso (Publisher) ..................   7,120   166,661
 Mediaset SpA (Broadcasting and television networks) .......   3,900    94,983
 Seat Pagine Gialle SpA (Publisher of telecommunication
    directories and provider of advertising services) ......  26,000   162,074
                                                                     ---------
                                                                       899,955
                                                                     ---------
 Japan 16.4%
 Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ..   1,000    15,259
 DDI Corp. (Long distance telephone and cellular operator) .      11   101,907
 Fujitsu, Ltd. (Manufacturer of computers) .................   2,000    66,303
 Hitachi, Ltd. (Manufacturer of general electronics) .......   7,000    95,304
 Kyocera Corp. (Manufacturer of ceramic packaging) .........   1,300   219,855
 NTT Mobile Communications Network, Inc. (Provider
    of various telecommunication services and equipment) ...       4   160,945
 Nintendo Co., Ltd. (Manufacturer of game equipment) .......     300    65,368


    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Nippon Telegraph & Telephone Corp. (Provider of
    telecommunication services) .........................        9     124,251
 Nomura Securities Co., Ltd. (Financial advisor,
    securities broker and underwriter) ..................    6,000     168,937
 Sakura Bank, Ltd. (Provider of banking services) .......   19,000     108,202
 Softbank Corp. (Provider of electronic commerce,
    software and peripheral hardware equipment) .........      100     145,322
 Sony Corp. (Manufacturer of consumer
    electronic products) ................................      700     206,630
 THK Co., Ltd. (Manufacturer of linear motion systems
    for industrial machinery) ...........................      700      30,836
                                                                     ---------
                                                                     1,509,119
                                                                     ---------
 Korea 5.3%
 Korea Data System (Manufacturer of computer monitors) ..      130       1,862
 Korea Telecom Corp.* (ADR) (Provider of
    telecommunication services) .........................    2,950     128,325
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunication services) .........................       50     185,659
 Samsung Electronics Co. (Manufacturer of electronics) ..      740     167,482
                                                                     ---------
                                                                       483,328
                                                                     ---------
 Mexico 5.4%
 Grupo Televisa S.A. de C.V.* (GDR) (Media company) .....    2,250     172,828
 Telefonos de Mexico S.A. de C.V. "L" (ADR) (Provider
    of telecommunication services) ......................    4,890     321,518
                                                                     ---------
                                                                       494,346
                                                                     ---------
 Netherlands 12.0%
 Equant NV* (Provider of international data
    network services) ...................................      675      76,586
 Getronics NV (Provider of computer installation and
    maintenance services) ...............................    1,310     110,146
 Gucci Group NV (New York shares) (Designer and
    producer of personal luxury accessories and apparel) 1,000 87,438 Koninklijke (Royal) Philips Electronics NV (Manufacturer
    of consumer electronics) ............................      940     174,652
 Qiagen NV* (Biopharmaceutical company) .................      700     122,150
 Royal Dutch Petroleum Co. (Petroleum company) ..........      800      41,975
 STMicroelectronics NV (Manufacturer of
    semiconductor integrated circuits) ..................      726     144,538
 United Pan-Europe* Communications NV (Provider of
    television and telecommunication services) ..........      710     140,427
 VNU NV (International publishing company) ..............    1,310      90,712
 Versatel Telecom International NV
    (Telecommunication services) ........................    1,940     117,932
                                                                     ---------
                                                                     1,106,556
                                                                     ---------


    The accompanying notes are an integral part of the financial statements.

                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 Norway 0.8%
 Norsk Hydro ASA (Conglomerate: producer of
    fertilizers, oil and gas, aluminum) ....................    2,050    76,617
                                                                      ---------
 Portugal 3.2%
 BPI-- SGPS SA, (Registered) (Bank) ........................    6,330    23,614
 Jeronimo Martins SGPS, SA (Food producer and retailer) ....    3,400    69,005
 PT Multimedia Servicos* (Provider of cable television,
    Internet and e-commerce services) ......................      720    91,921
 Portugal Telecom SA (Telecommunication services) ..........    7,600   108,486
                                                                      ---------
                                                                        293,026
                                                                      ---------
 Russia 0.1%
 LUKoil Holdings (ADR) (Extracter, transporter, refiner, and
    provider of oil and gas) ...............................      300    12,675
                                                                      ---------
 Spain 5.3%
 Empresa Nacional de Celulosas SA (Manufacturer
    of celulose paper pulp) ................................    2,310    47,976
 Sogecable SA* (Provider of cable television) ..............      935    60,543
 Telefonica Publicidad e Informacion, SA* (Publisher of
    telephone directories) .................................    2,350   161,252
 Telefonica SA* (Provider of telecommunication services) ... 4,875 140,637 Union Electrica Fenosa SA (Producer and distributor
    of electrical energy) ..................................    3,500    72,725
                                                                      ---------
                                                                        483,133
                                                                      ---------
 Sweden 2.0%
 LM Ericsson Telephone Co. "B" (Manufacturer of
    telecommunications equipment) ..........................    1,885   181,005
                                                                      ---------
 Switzerland 0.6%
 ABB, Ltd. (Manufacturer of equipment for power
    generation and distribution) ...........................      540    57,720
                                                                      ---------
 Taiwan 4.1%
 Far Eastern Textile Ltd. (Manufacturer of natural
    and synthetic textile products) ........................       10        22
 Hon Hai Precision Industry Co., Ltd.* (Manufacturer
    of electronic connectors and cable assemblies) .........    8,400    78,254
 Taiwan Semiconductor Manufacturing Co.*
    (Manufacturer of integrated circuits) ..................   23,760   155,562
 United Microelectronics Corp., Ltd.* (Manufacturer
    of integrated circuits) ................................   39,000   142,915
                                                                      ---------
                                                                        376,753
                                                                      ---------


    The accompanying notes are an integral part of the financial statements.

                                                             Shares    Value ($)
--------------------------------------------------------------------------------

 Turkey 1.6%
 Akbank T.A.S. (Banking and investment organization) ....   1,119,500    22,906
 Dogan Holdings (Industrial conglomerate) ...............   1,338,000    39,610
 Ford Otomotiv Sanayi A.S.* (Manufacturer of trucks,
    automobiles, trailers and pickups) ..................   1,027,000    49,181
 Yapi ve Kredi Bankasi A.S. (Commercial bank) ...........   1,267,200    37,514
                                                                      ---------
                                                                        149,211
                                                                      ---------
 United Kingdom 4.6%
 Aegis Group PLC (Independent media services group) .....      18,490    62,355
 BP Amoco PLC (Integrated world oil company) ............       4,500    34,758
 Flextech PLC* (Broadcaster of entertainment programs) ..       3,156    79,761
 Granada Group PLC (Provider of television programs
    and broadcasting services) ..........................       7,590    76,608
 National Power PLC (Electricity generation company) ....       6,820    40,397
 Serco Group PLC (Facilities management company) ........       2,260    83,929
 Vodafone AirTouch PLC (Provider of
    telecommunication services) .........................       7,475    41,856
                                                                      ---------
                                                                        419,664
                                                                      ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,809,952)                                 9,187,575
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $5,809,952) (a)            9,187,575
--------------------------------------------------------------------------------


*    Non-income producing.

(a) The cost for federal income tax purposes was $5,809,952. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $3,377,623. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,519,411 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $141,788.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------
------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000 (Unaudited)
------------------------------------------------------------------------
Assets
------------------------------------------------------------------------
Investments in securities, at value (cost $5,809,952)   $  9,187,575
Cash ................................................        108,241
Foreign currency, at value (cost $61,189) ...........         61,358
Receivable for investments sold .....................      1,514,950
Dividends receivable ................................          8,466
Receivable for Fund shares sold .....................        101,105
Foreign taxes recoverable ...........................          1,975
Due from Adviser ....................................        152,436
Other assets ........................................            116
                                                       -------------
Total assets ........................................     11,136,222

Liabilities
--------------------------------------------------------------------
Notes payable .......................................      1,450,000
Payable for Fund shares redeemed ....................        478,179
Accrued expenses and payables .......................        215,450
Foreign taxes payable ...............................         21,573
                                                       -------------
Total liabilities ...................................      2,165,202
--------------------------------------------------------------------
Net assets, at value                                    $  8,971,020
--------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .....................        (54,790)
Unrealized appreciation (depreciation) on:
  Investments .......................................      3,377,623
  Foreign currency related transactions .............           (863)
Accumulated net realized gain (loss) ................        894,864
Paid-in capital .....................................      4,754,186
--------------------------------------------------------------------
Net assets, at value                                    $  8,971,020
--------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------
Net Asset Value, offering and redemption
   price per share ($8,971,020 / 415,472
   shares of capital stock outstanding,
   $.01 par value, 100,000,000 shares
   authorized) ......................................   $      21.59


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Operations for the six months ended February 29, 2000 (Unaudited)
-------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $4,669) ............   $    21,390
Interest .......................................................        16,366
                                                                  ------------
Total income ...................................................        37,756
                                                                  ------------
Expenses:
Management fee .................................................        41,483
Services to shareholders .......................................        29,636
Custodian and accounting fees ..................................       160,278
Auditing .......................................................        21,455
Legal ..........................................................         5,282
Directors' fees and expenses ...................................        19,868
Registration fees ..............................................        31,239
Reports to shareholders ........................................         6,370
Interest expense ...............................................         1,909
Other ..........................................................        14,307
                                                                  ------------
Total expenses, before expense reductions ......................       331,827
Expense reductions .............................................      (259,233)
                                                                  ------------
Total expenses, after expense reductions .......................        72,594
Net investment income (loss) ...................................       (34,838)

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign taxes of $21,573) ..................       914,262
Foreign currency related transactions ..........................           780
                                                                  ------------
                                                                       915,042
                                                                  ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     2,522,052
Foreign currency related transactions ..........................          (816)
                                                                  ------------
                                                                     2,521,236
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           3,436,278
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 3,401,440
------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      For the period
                                                                    September 1, 1998
                                                  Six Months Ended   (commencement of
                                                      February 29,    operations) to
Increase (Decrease) in Net Assets                 2000 (Unaudited)   August 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...................   $    (34,838)   $     53,035
Net realized gain (loss) from investment
   transactions ................................        915,042         220,586
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...      2,521,236         855,524
                                                  ---------------  -------------
Net increase (decrease) in net assets resulting
   from operations .............................      3,401,440       1,129,145
                                                  ---------------  -------------
Distributions to shareholders from:
Net investment income ..........................        (19,952)        (21,758)
                                                  ---------------  -------------
Net realized gains .............................       (272,096)             --
                                                  ---------------  -------------
Fund share transactions:
Proceeds from shares sold ......................     24,309,997      11,085,923
Reinvestment of distributions ..................        280,674          21,084
Cost of shares redeemed ........................    (24,342,253)     (6,602,384)
                                                  ---------------  -------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................        248,418       4,504,623
                                                  ---------------  -------------
Increase (decrease) in net assets ..............      3,357,810       5,612,010
Net assets at beginning of period ..............      5,613,210           1,200
Net assets at end of period (including
   accumulated
   net investment loss of $54,790 at
   February 29, 2000) ..........................   $  8,971,020    $  5,613,210

Other Information
-------------------------------------------------------------------------------
Shares outstanding at beginning of period ......        366,747             100
                                                  ---------------  -------------
Shares sold ....................................      1,354,900         854,140
Shares issued to shareholders in reinvestment of
   distributions ...............................         14,083           1,563
Shares redeemed ................................     (1,320,258)       (489,056)
                                                  ---------------  -------------
Net increase (decrease) in Fund shares .........         48,725         366,647
Shares outstanding at end of period ............        415,472         366,747




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------
                                                              2000(b)  1999(c)
-------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.31  $12.00
                                                              -----------------
-------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss) (a)                              (.08)    .16(e)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  6.94    3.22
                                                              -----------------
-------------------------------------------------------------------------------
  Total from investment operations                              6.86    3.38
-------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------
  Net investment income                                         (.05)   (.07)
-------------------------------------------------------------------------------
  Net realized gains                                            (.53)
                                                              -----------------
-------------------------------------------------------------------------------
  Total distributions                                           (.58)   (.07)
-------------------------------------------------------------------------------
Net asset value, end of period                                $21.59  $15.31
                                                              -----------------
-------------------------------------------------------------------------------
Total Return (%) (d)                                           45.19** 28.25
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             9       6
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 8.02*   9.71
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.75*   1.75
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.42)** 1.19
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      131*     90
-------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c) For the period September 1, 1998 (commencement of operations) to August 31, 1999.

(d)  Total returns would have been lower had certain expenses not been reduced.

(e) Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

*    Annualized

**   Not annualized

Notes to Financial Statements                                       (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder International Growth Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $5,270,701 and $4,928,412, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries have agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Fund until December 31, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended February 29, 2000, the Adviser did not impose any of its management fee amounting to $41,483. Further, the Fund's reimbursement due from the Adviser at February 29, 2000 amounted to $152,436.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 29, 2000, SSC did not impose any of its fee amounting to $20,444.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, SFAC did not impose any of its fee amounting to $25,002.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings.

For the six months ended February 29, 2000, Directors' fees and expenses not imposed aggregated $19,868.

D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a$1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $852,000 with an average interest rate of 6.30%. Interest expense for the six months ended February 29, 2000 is $1,909.

E. Cessation of Operations

On February 7, 2000, the Board of Directors of the Fund approved the cessation of operations of the Fund effective on or about May 5, 2000 (the "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 7, 2000.

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                             Joyce E. Cornell*
  o     President                             o     Vice President

Sheryle J. Bolton                           Susan E. Dahl*
  o     Director; Chief Executive Officer,    o     Vice President
        Scientific Learning Corporation
                                            Philip S. Fortuna*
William T. Burgin                             o     Vice President
  o     Director; General Partner,
        Bessemer Venture Partners           Carol L. Franklin*
                                              o     Vice President
Keith R. Fox
  o     Director; General Partner,          Edmund B. Games, Jr.*
        The Exeter Group of Funds             o     Vice President

William H. Luers                            Joan R. Gregory*
  o     Director; Chairman and President,     o     Vice President
        U.N. Association of America
                                            Theresa Gusman*
Kathryn L. Quirk*                             o     Vice President
  o     Director; Vice President and
        Assistant Secretary                 Ann M. McCreary*
                                              o     Vice President
Joan E. Spero
  o     Director; President, Doris Duke     Robert C. Peck*
        Charitable Foundation                 o     Vice President

Paul Bancroft III                           Sheridan Reilly*
  o     Honorary Director; Venture            o     Vice President
        Capitalist and Consultant
                                            Shahram Tajbakhsh*
William H. Gleysteen, Jr.                     o     Vice President
  o     Honorary Director; Consultant;
        Guest Scholar, Brookings            Tien Yu Sieh*
        Institution                           o     Vice President

Wilson Nolen                                John Millette*
  o     Honorary Director; Consultant         o     Vice President and Secretary

Robert G. Stone, Jr.                        John R. Hebble*
  o     Honorary Director; Chairman           o     Treasurer
        Emeritus and Director, Kirby
        Corporation                         Caroline Pearson*
                                              o     Assistant Secretary
Elizabeth J. Allan*
  o     Vice President                      *Scudder Kemper Investments, Inc.

Irene T. Cheng*
  o     Vice President

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser


SCUDDER
INVESTMENTS(SM)
[LOGO]



PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.